Chase Mid-Cap Growth Fund

Ticker Symbol
Class N	CHAMX
Institutional Class	CHIMX

SUMMARY PROSPECTUS
January 28, 2015

Before you invest, you may want to review the Chase Mid-Cap Growth Fund’s (the “Mid-Cap Fund”) Statutory Prospectus, which contains more information about the Mid-Cap Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated January 28, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Mid-Cap Fund’s Statutory Prospectus and other information about the Mid-Cap Fund online at http://www.chasegrowthfunds.com/CHAMX.htm#Downloads.  You can also get this information at no cost by calling 1-888-861-7556 or by sending an e-mail request to sales@chaseinv.com.

Investment Objective
The Mid-Cap Fund’s investment objective is to achieve capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Fund.

	Class N	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fees (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Other Expenses (includes Shareholder Servicing Plan Fees)	0.94%	0.69%
Shareholder Servicing Plan Fees	0.25%	0.00%
Total Annual Fund Operating Expenses	1.69%	1.44%
Less: Fee Waiver and Expense Reimbursement(1)	-0.26%	-0.26%
Net Annual Fund Operating Expenses	1.43%	1.18%
(1)
Chase Investment Counsel Corporation (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”), leverage interest, taxes and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses for the Mid-Cap Fund Class N and Institutional Class shares to 1.43% and 1.18% of the Fund’s average daily net assets, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least January 27, 2016, and may be terminated only by the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”).  The Adviser may request recoupment of previously waived fees and expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
The Example is intended to help you compare the cost of investing in the Mid-Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$146	$507	$893	$1,976
Institutional Class	$120	$430	$762	$1,702

Portfolio Turnover.  The Mid-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 110.93% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Mid-Cap Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies with medium market capitalizations (a “mid-cap company”).  This policy may only be changed upon sixty (60) days’ prior notice to shareholders.  The Adviser generally considers a mid-cap company to be one that has a market capitalization of between $1 billion and $20 billion.  Mid-cap company stocks the Adviser purchases for the Fund typically have earnings growth in excess of 10% per year on a historical basis, have demonstrated consistency of earnings growth over time and are believed by the Adviser to be of higher quality than other mid-cap company stocks.  In addition, the Fund may invest a portion of its assets in non-U.S. issuers through the use of depositary receipts, such as ADRs.  The Mid-Cap Fund may also use a money market fund or exchange-traded fund (“ETF”) for its cash position.

In buying and selling portfolio securities, the Adviser first screens companies for 10% or greater earnings growth over the last five years, consistency of earnings, and liquidity. The Adviser then applies a proprietary filter to find stocks with certain characteristics, such as earnings momentum and relative price performance, as well as a number of other fundamental and technical factors.  The Adviser then conducts traditional fundamental security analysis to identify the key drivers of growth for each candidate, assess the risks to the company, and determine the most attractive buys for the Fund.  The Adviser continuously reviews prices and adjusts its targets in response to changes in stock characteristics, setting buy/sell target prices for each stock.  The existence of alternative securities that the Adviser considers to be more attractive is an added consideration in deciding whether to sell portfolio securities.

The Adviser expects that the Fund’s investment strategy may often result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Investment Risks
Losing a portion or all of your investment is a risk of investing in the Mid-Cap Fund.  The following additional risks could affect the value of your investment:

•
Management Risk – The Mid-Cap Fund’s ability to achieve its investment objective depends on the Adviser’s ability to correctly identify economic trends and select stocks, particularly in volatile stock markets.

•	Market Risk – The value of stocks and other securities the Mid-Cap Fund holds or the overall stock market may decline over short or extended periods.
•
Medium-Sized Company Risk – A mid-cap company may be more vulnerable to adverse business or economic events than stocks of larger companies.  These stocks present greater risks than securities of larger, more diversified companies.

•
Non-U.S. Security Risk – The Mid-Cap Fund may invest in non-U.S. issuers through depositary receipts such as ADRs.  Non-U.S. investments may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers.

•
Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

•
Defensive Position Risk – If the Mid-Cap Fund takes a temporary defensive position in response to adverse conditions, the Fund may not achieve its investment objective.  For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

The Mid-Cap Fund is intended for investors who:
•	Have a long-term investment horizon;
•	Want to diversify their investment portfolio by investing in a mutual fund that invests in securities of mid-cap companies; and/or
•	Are willing to accept the greater risks of investing in a portfolio with significant common stock holdings.

Performance
The following performance information provides some indication of the risks of investing in the Mid-Cap Fund and reflects the period for which the Adviser was retained as the Fund’s investment adviser (including a period during which the Fund was organized as a different mutual fund) by showing changes in the Fund’s performance from year to year since retention of the Adviser and by showing how the Fund’s average annual returns for 1, 5, and 10 years and since retention of the Adviser compare with those of a broad measure of market performance and an index that reflects the Lipper category applicable to the Fund.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.chasegrowthfunds.com or by calling the Fund toll-free at 1-888-861-7556.

Class N – Calendar Year Total Returns as of December 31

During the period of time shown in the bar chart, the highest return for a calendar quarter was 14.26% (quarter ended 12/31/2010) and the lowest return for a calendar quarter was -25.32% (quarter ended 12/31/2008).

Average Annual Total Returns
(for the periods ended December 31, 2014)				Since
				Inception
Mid-Cap Fund, Class N(1)	1 Year	5 Years	10 Years	(9/1/02)(2)
Return Before Taxes	0.97%	16.24%	8.59%	9.59%
Return After Taxes on Distributions	-1.80%	14.96%	7.78%	8.91%
Return After Taxes on Distributions and Sale of Fund Shares	2.64%	13.08%	7.01%	8.00%
Mid-Cap Fund, Institutional Class(1)
Return Before Taxes	1.25%	16.40%	8.67%	9.65%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	11.90%	16.94%	9.43%	12.07%
Lipper Mid-Cap Growth Funds Index (reflects no deduction for taxes)	7.91%	14.72%	8.89%	10.83%

(1)
Class N incepted on September 1, 2002, and the Institutional Class incepted on February 2, 2012.  Performance shown prior to the inception of the Institutional Class reflects the performance of Class N and includes expenses that are not applicable to and are higher than those of the Institutional Class.

(2)
Prior to September 1, 2002, the Predecessor Mid-Cap Fund was advised by a different investment adviser.  Performance from January 1, 2001, the inception date of the Predecessor Mid-Cap Fund, to August 31, 2002, is not shown.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.  After-tax returns are shown only for Class N; after-tax returns for the Institutional Class will vary to the extent it has different expenses.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Adviser.  Chase Investment Counsel Corporation is the Mid-Cap Fund’s investment adviser.

Portfolio Managers.  The Mid-Cap Fund is managed by the following investment professionals at Chase Investment Counsel Corporation: Brian J. Lazorishak, CFA, CIC, CIPM, CMT, Peter W. Tuz, CFA and Robert C. Klintworth, CMT.  Mr. Lazorishak and Mr. Tuz have worked on the Fund since 2002.  Mr. Klintworth has worked on the Fund since 2004.  Mr. Lazorishak and Mr. Klintworth serve as co-portfolio managers with sector/stock specific inputs from Mr. Tuz.

Portfolio Manager	Years of Service with the Fund	Title
Robert C. Klintworth, CMT	10	Vice President, Portfolio Manager
Brian J. Lazorishak, CFA, CIC, CIPM, CMT	12	Senior Vice President and Director, Senior Portfolio Manager
Peter W. Tuz, CFA	12	President and Director, Senior Security Analyst

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Chase Mid-Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-888-861-7556, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class N	$2,000	$250
Institutional Class	$1 million	$1,000

Tax Information
The Mid-Cap Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Mid-Cap Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.